UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2009

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Merix Corporation
(Exact name of registrant as specified in its charter)

Oregon	0-23818	93-1135197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15725 SW Greystone Court Suite 200 Beaverton, Oregon	97006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 716-3700

N/A
(Former name or former address if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2009, Linda V. Moore's employment with Merix Corporation (the "Company") was terminated as part of a downsizing of the Company's workforce. Ms. Moore was the Company's Executive Vice President, Human Resources, and General Counsel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merix Corporation (Registrant)

Date: April 13, 2009	By:	/s/Kelly E. Lang
Kelly E. Lang
Executive Vice President, Finance and Chief Financial Officer